Financial Instruments and Risk Management	9 Months Ended
Sep. 30, 2025
Financial Instruments and Risk Management [Abstract]
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
21	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company activities expose it to various risks, including market risk (comprising currency risk and interest rate risk), credit risk, and liquidity risk. The Company overall risk management strategy aims to minimize any adverse effects from the unpredictability of financial markets on its financial performance.

	As of
	December 31, 2024	September 30, 2025	September 30, 2025
	RM	RM	Convenience Translation USD
Financial assets at amortized cost
Cash	474,716	1,845,645	438,438
Trade receivables	8,409,351	17,832,831	4,236,230
Other receivables	2,103,818	771,408	183,250
Fixed deposits	1,179,430	1,198,262	284,650

Financial liabilities at amortized cost
Trade payables	-	555,146	131,877
Other payables & accrued liabilities	422,973	1,000,742	237,729
Bank and other borrowings	3,367,302	3,247,234	771,388
Lease liabilities	162,577	1,437,965	341,592

Foreign Currency Risk

The Group expose to foreign currency risk due to transactions and balances denominated in currencies other than the functional currency of the respective entities of the Group, with the primary risk arising from the Chinese Renminbi (“RMB”). The Group closely monitor foreign currency risk on an ongoing basis to ensure that our net exposure remains at an acceptable level.

The company is subject to minimal foreign currency risk due to its foreign supplier policy of making prepayments in advance of delivery, thus eliminating the need for credit terms.

Interest Rate Risk

The Group exposed to interest rate risk arise mainly from interest-bearing bank loans. The interest rates and repayment terms of these loans are disclosed in Note 14 of the financial statements. Currently, The Group does not have an interest rate hedging policy. The sensitivity analysis below is based on our exposure to interest rates for non-derivative instruments at the end of the reporting period.

We use a 50-basis point increase or decrease to report interest rate risk internally to key management personnel, as this represents management’s assessment of a reasonably possible change in interest rates. If interest rates on loans had been 50 basis points higher or lower, with all other variables held constant, our profit would decrease or increase by approximately RM 11,713 for the period ended September 30, 2025 and RM 16,707 for the year ended December 31, 2024.

Liquidity Risk

Liquidity risk arises mainly due to general funding and business activities. The Group practices prudent risk management by maintaining sufficient cash balances and the availability of funding through certain committed credit facilities. The table below analyses non-derivative financial liabilities of the Group into relevant maturity groupings based on the remaining period from the statement of financial position date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows, which includes both principal and interest. Balances due within 12 months equal their carrying amounts as the impact of discounting is not significant.

	As of
	December 31, 2024	September 30, 2025	September 30, 2025
	RM	RM	Convenience Translation USD
Bank borrowings
Repayment within:
Less than 1 year	976,072	974,918	231,594
Between 1 and 2 years	963,436	919,617	218,457
Between 2 and 5 years	1,693,768	1,171,861	278,378
Over 5 years	288,536	129,977	30,876

Bank overdraft
Repayment within less than 1 year	104,587	526,066	124,968

Lease liabilities
Repayment within:
Less than 1 year	60,204	382,416	90,844
Between 1 and 2 years	61,884	372,016	88,373
Between 2 and 5 years	45,732	744,912	176,955
Over 5 years	11,342	105,485	25,058

Trade payable
Repayment within less than 1 year	-	555,146	131,877

Other payable
Repayment within less than 1 year	422,973	1,000,742	237,729

Credit Risk

Credit risk primarily arises from the possibility of customers failing to fulfill their payment obligations for the services provided. The Group addresses this risk by conducting thorough customer screening and segmentation based on creditworthiness, setting appropriate credit limits, and enforcing stringent payment terms such as upfront payments and short billing cycles.

Expected credit losses are measured as the difference in the present value of the contractual cash flows that are due to the Company under the contract, and the cash flows that the Company expects to receive. The Company assesses all information available, including past due status, and forward looking macro- economic factors in the measurement of the expected credit losses associated with its assets carried at amortized cost.

	As of
	December 31, 2024	September 30, 2025	September 30, 2025
	RM	RM	Convenience Translation USD
Trade receivable
Collection within less than 1 year	8,409,351	17,832,831	4,236,230

Other receivables
Collection within less than 1 year	2,103,818	771,408	183,250

Capital Risk Management

The Group manages its capital to ensure that entities within our Company will be able to maintain an optimal capital structure so as to support our businesses and maximize shareholders value. To achieve this objective, we may make adjustments to the capital structure in view of changes in economic conditions, such as adjusting the amount of dividend payment, returning of capital to shareholders or issuing new shares.

The Group manage its capital based on debt-to-equity ratio that complies with debt covenants and regulatory, if any. The debt-to-equity ratio is calculated as net debt divided by total equity. Net debt is calculated as lease liability, borrowings and bank overdraft plus trade and other payables less cash and bank balances. Total capital is calculated as total equity plus net debts. Capital includes equity attributable to the owners of the parent and non-controlling interest.

	As of
	December 31, 2024	September 30, 2025	September 30, 2025
	RM	RM	Convenience Translation USD
Net debt	2,298,706	3,197,180	759,497
Total equity	17,384,201	48,375,143	11,491,625
Total capital	19,682,907	51,572,323	12,251,122

Gearing ratio	11.68%	6.20%	6.20%